                              REVOLVING CREDIT NOTE

$12,500,000.00                                                September 21, 2005

     FOR VALUE RECEIVED, the undersigned, THE RESTAURANT COMPANY, a Delaware corporation (the "Borrower"), promises to pay, without setoff or counterclaim, to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the "Lender"), at the place and times provided in the Credit Agreement referred to below, the principal sum of TWELVE MILLION, FIVE HUNDRED THOUSAND DOLLARS ($12,500,000.00) or, if less, the principal amount of all Revolving Credit Loans made by the Lender from time to time pursuant to that certain Credit Agreement, dated as of September 21,
2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Borrower, The Restaurant Holding
Corporation, the lenders referred to therein, and Wachovia Bank, National
Association, as administrative agent, documentation agent, swingline lender, and issuing lender and Wachovia Capital Markets, LLC, as sole lead arranger and sole book manager. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

     The outstanding principal amount of this Revolving Credit Note is due and payable in full on the Revolving Credit Maturity Date and the unpaid principal amount hereof shall bear interest as provided in Section 4.1 of the Credit
Agreement. All payments of principal and interest on this Revolving Credit Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.

     This Revolving Credit Note is entitled to the benefits of, and evidences
Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Credit Note and on which such Obligations may be declared to be immediately due and payable.

     THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE
CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

     The Indebtedness evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Indebtedness referred to in the Credit Agreement.

     The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement)
notice of any kind with respect to this Revolving Credit Note.

     IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note under seal as of the day and year first above written.

                                        THE RESTAURANT COMPANY

                                        By: /s/ Michael P. Donahoe
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
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